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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 12, 1998



                   MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             (Exact name of registrant as specified in its charter)



         Delaware                    1-11758               36-3145972

      (State or other           (Commission File           (I.R.S. Employer
       jurisdiction of               Number)               Identification
      incorporation or                                         Number)
       organization)


                     1585 Broadway, New York, New York 10036
           (Address of principal executive offices including zip code)


       Registrant's telephone number, including area code: (212) 761-4000


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Item 5.  Other Events

      Attached and incorporated herein by reference as Exhibit 99 is a press release announcing the authorization by the Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. (the "Company") of the purchase, subject to market conditions and other factors, of up to $3 billion of the Company's common stock.

Item 7(c).  Exhibits

99. Press release dated February 12, 1998 announcing the authorization by the Company's Board of Directors of the purchase, subject to market conditions and other factors, of up to $3 billion of the Company's common stock.
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                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MORGAN  STANLEY, DEAN WITTER,
                                    DISCOVER & CO.
                                    --------------------------------
                                    Registrant




                                    /s/ Ronald T. Carman
                                    --------------------------------
                                    Ronald T. Carman
                                    Assistant Secretary



Date: February 12, 1998

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                                Index to Exhibits


Exhibit No.      Description
-----------      -----------
99.              Press release dated February 12, 1998
                 announcing the authorization by the
                 Company's Board of Directors of the
                 purchase, subject to market conditions and other factors, of up to $3 billion of the Company's common stock.